U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 19, 2004



                           ECOLOCLEAN INDUSTRIES, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                        0-33481                    65-1060612
------------------------         -------------------         -------------------
(State of Incorporation)         Commission File No.          Fed. Taxpayer I.D.


2242 South Highway 83, Crystal City, TX                             78839
-------------------------------------------                  -------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   830   )       374       -      9100
                               -----------  -------------      ----------





                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On October 18, 2004, we issued 150,000 shares to Stanley Merdinger as a financing fee related to a $150,000 loan he made to our Company. We have valued the financing fee at $30,000 Dollars or $0.20 Cents per share. We discounted the price of this common stock from our quoted price on the OTC Electronic Bulletin Board because these securities are restricted from public resale absent registration with the Securities and Exchange Commission or an exemption from the registration requirements.

         We relied on Section 4(2) as the securities transaction exemption afforded by the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ECOLOCLEAN INDUSTRIES, INC.

Dated: October 19, 2004

                                                      /s/ Royis Ward
                                                     ---------------------------
                                                     By: Royis Ward
                                                     Title: President